Segment Reporting	6 Months Ended
Jun. 30, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 7 – SEGMENT REPORTING

The Company operates and manages its business as one reportable and operating segment - development and sales of 3D printing production machines and plant-based products. The Company’s chief operating decision maker is the Chief Executive Officer. The Company’s chief operating decision maker uses consolidated operating loss and net loss to measure segment profit or loss, allocate resources, and assess performance.

To make operating decisions, the CODM examines, within each operational function, the payroll and employee benefits. The accounting policies of the development and sales of 3D printing production machines and plant-based products segment are the same as those described in the summary of significant accounting policies. The CODM does not examine the segment’s assets.

The following table presents the operations for the reportable segment during the six months ended June 30, 2025 and 2024 (in thousands):

	Six months ended June 30,
	2025	2024
Research and development - Payroll and Employee benefits	779	1,126
Marketing - Payroll and Employee benefits	262	249
General and administrative - Payroll and Employee benefits	392	565
Depreciation and amortization expenses	481	228
Share-based compensation expenses	184	233
Other operating expenses (*)	1,347	1,961
Total operating expenses	3,445	4,362

Loss from marketable securities	36	109
Interest income	(13)	(122)
Other financial expenses (income), net	170	(28)
Other expenses	206	14
Loss for the year	3,844	4,335

(*)	Other operating expenses include materials, directors and officers insurance, public relations and advertising, consulting and professional services, corporate costs and facility costs.